Basis of Presentation	12 Months Ended
Dec. 31, 2013
Basis of Presentation [Abstract]
Basis of presentation

Basis of Presentation

        QVC is a retailer of a wide range of consumer products, which are marketed and sold primarily by merchandise-focused televised shopping programs, the Internet and mobile applications. In the U.S., QVC's live programming is distributed via its nationally televised shopping program 24 hours per day, 364 days per year ("QVC-U.S."). Internationally, QVC's program services are based in Japan ("QVC-Japan"), Germany ("QVC-Germany"), the U.K. ("QVC-U.K.") and Italy ("QVC-Italy"). QVC-Japan distributes live programming 24 hours per day, QVC-Germany distributes its program 24 hours per day with 23 hours of live programming and QVC-U.K. distributes its program 24 hours per day with 17 hours of live programming. QVC-Italy distributes programming live for 17 hours per day on satellite and digital terrestrial television and an additional seven hours per day of recorded programming on satellite and seven hours per day of general interest programming on digital terrestrial television.

        On July 4, 2012, QVC entered into a joint venture with China Broadcasting Corporation, a limited liability company owned by China National Radio ("CNR"), for a 49% interest in a CNR subsidiary, CNR Home Shopping Co., Ltd. ("CNRS"). CNRS distributes live programming for 15 hours a day and recorded programming for nine hours a day. The CNRS joint venture is accounted for as an equity method investment recorded as equity in losses of investee in the consolidated statements of operations.

        The Company has a venture with Mitsui & Co. LTD ("Mitsui") for a television and multimedia retailing service in Japan. QVC-Japan is owned 60% by the Company and 40% by Mitsui. The Company and Mitsui share in all profits and losses based on their respective ownership interests. During the years ended December 31, 2013, 2012 and 2011, QVC-Japan paid dividends to Mitsui of $45 million, $29 million and $50 million, respectively.

        We are an indirect wholly owned subsidiary of Liberty (Nasdaq: LINTA, LINTB, LVNTA and LVNTB), which owns interests in a broad range of digital commerce businesses. We are attributed to the Liberty Interactive tracking stock, which tracks the assets and liabilities of Liberty's Interactive Group (the "Interactive Group"). The Interactive Group does not represent a separate legal entity; rather, it represents those businesses, assets and liabilities that are attributed to that group. Liberty also attributes to its Interactive Group those businesses primarily focused on digital commerce and its 38% ownership interest in HSN, Inc. ("HSN"), one of our two closest televised shopping competitors.

        In October 2013, Liberty announced that its board has authorized management to pursue a plan to recapitalize (the "Recapitalization") its Liberty Interactive Group tracking stock into two new tracking stocks, one (currently the Liberty Interactive common stock) to be renamed the QVC Group common stock and the other to be designated as the Liberty Digital Commerce common stock. In the Recapitalization, record holders of Series A and Series B Liberty Interactive common stock would receive one share of the corresponding series of Liberty Digital Commerce common stock for each 10 shares of the renamed QVC Group common stock held by them as of the effective date. Liberty intends to attribute to the Liberty Digital Commerce Group its operating subsidiaries Provide Commerce, Inc.; Backcountry.com, Inc.; Bodybuilding.com, LLC; CommerceHub; Right Start and Evite along with cash and certain liabilities. The QVC Group, which is currently known as the Liberty Interactive Group, would have attributed to it the Company and Liberty's approximate 38% interest in HSN, along with cash and certain liabilities.

        The consolidated financial statements include the accounts of the Company and its majority-owned subsidiaries. All significant intercompany accounts and transactions were eliminated in consolidation.